Exhibit 10.10

                          ELEPHANT & CASTLE GROUP, INC.
                             Revised Lease Abstract

1.       PROJECT:         Yorkdale Shopping Centre, Yorkdale (Toronto)

2.       TENANT:          Canadian Rainforest Restaurants, Inc.

3.       STORE AREA:      Unspecified Gross Leasable Area of not less than
                          20,000 square feet

4.       TRADE NAME:      Rainforest Cafe

5.       USE:             For the operation of a traditional "Rainforest
                          Cafe" restaurant.

6.       TERM:            15 years

7.       TERM START
         DATE:            May 1, 1999

8.       TERM EXPIRY
         DATE:            April 30, 2014

9.       EXTENSION        First Extension Term:  5 years
         PERIODS:         Second Extension Term:  5 years

10.      GROSS RENT:      Can $53.64 per sf per annum of the EXACT Gross
                          Leasable Area of the Store.

11.      PERCENTAGE       5.00% of Gross Revenue, $33.33 per square
         RENT:            foot per annum and the amounat of Realty Taxes
                          (other than any Initial Business Tax
                          Component) payable by Tenant under Section
                          3.3, all as provided under Section 3.2 For the purpose of this key data item 11 and section 3.2 , the "Artificial Gross Rent" means the Gross Leasable Area of the Store.

12.      PREPAID          Nil
         RENT:

13.      SECURITY         Nil
         DEPOSIT:

14.      INITIAL          Nil
         PRO-MOTION
         CHARGE:

15.      FIXTURING        180 Days
         PERIOD:
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16.      PLAN REVIEW      Nil
         CHARGE:

17.      LANDLORD         Yorkdale Shopping Center
         ADDRESS:         Holdings, Inc.
                          c/o 20 Vic Management, Inc.
                          20 Victoria Street, Suite 900
                          Toronto, Ontario
                          M5C 2N8

18.      GUARANTOR:       None

19.      PROPERTY         Vic Management Inc.
         MANAGER:

20.      LANDLORD         CDN $2,000,000, based upon 20,000
         ALLOWANCE        square feet
         TO TENANT: